UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 24, 2009

MTS SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-2382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)

(952) 937-4000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  On November 24, 2009, the Board of Directors of MTS Systems Corporation (the “Company”) amended and restated the Company’s bylaws (the “Former Bylaws”) in their entirety. The Amended and Restated Bylaws (the “Amended Bylaws”), as adopted, became effective immediately upon approval.

Generally, sections of the Company’s bylaws were amended and restated to change the advance notice deadlines in Article I and Article II and to implement changes to make the Company’s bylaws consistent with the Minnesota Business Corporation Act (“MBCA”).

A copy of the Amended Bylaws is attached as Exhibit 3.1 hereto and incorporated by reference herein. The following summary of the material changes reflected in the Amended Bylaws is qualified in its entirety by reference to the Amended Bylaws.

Listed below is a summary of the changes that were made to the Former Bylaws. Unless otherwise indicated, all section references are to the Amended Bylaws.

•

Article I, Section 2 (Properly Brought Business) of the Amended Bylaws change the advance notice deadlines establishing when a shareowner must notify the Company that it intends to bring business before the meeting at an annual meeting of shareowners to be held in 2011 and later.  The Amended Bylaws now provide that any such notice must be given not less than 90 days nor more than 120 days prior to a meeting date corresponding to the previous year’s annual meeting (instead of not less than 45 days nor more than 75 days prior to such anniversary); provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by a shareowner is timely only if received not less than 90 days before the annual meeting, or if later, within 10 days after the first public announcement of the date of the annual meeting.

•

Article I, Section 3 (Special Meetings) of the Amended Bylaws was revised to also allow the Chief Executive Officer and Chief Financial Officer to request a special meeting to be called by the Secretary.

•

Article II, Section 10 (Nomination for Election) of the Amended Bylaws change the advance notice deadlines establishing when a shareowner must notify the Company that it intends to nominate one or more persons for election as Director. The Amended Bylaws now provide that any such notice must be given not less than 90 days nor more than 120 prior to a meeting date corresponding to the previous year’s annual meeting (instead of not less than 45 days nor more than 75 days prior to such anniversary date). If, however, the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by a shareowner is timely only if received not less than 90 days before the annual meeting, or if later, within 10 days after the first public announcement of the date of the annual meeting. If a special meeting of shareowners is called in accordance with the Amended Bylaws, for the purpose of electing one or more members of the Company’s Board of Directors, for a shareowner’s notice of nominations to be timely, it must be delivered to the Secretary of the Company within 10 days of the first public announcement of the date of such special meeting.

•	Article VIII, Section 1 (Stock Certificates) of the Amended Bylaws now provides that shares of stock in the Company that are issued shall be either certificated or uncertificated shares.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

3.1	Bylaws of MTS Systems Corporation, as amended and restated (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: December 1, 2009	By:	/s/ SUSAN E. KNIGHT
Susan E. Knight
Vice President and Chief Financial Officer

MTS SYSTEMS CORPORATION

FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Bylaws of MTS Systems Corporation, as amended and restated (filed herewith).